Exhibit 99.1

FOR IMMEDIATE RELEASE

September 26, 2013

Huron Consulting Group Amends and Extends Senior Secured Credit Facility

CHICAGO – September 26, 2013 – Huron Consulting Group Inc. (NASDAQ: HURN), a leading provider of business consulting services, today announced it has amended its senior secured credit facility. Among other terms, the amendment extends the maturity date of the facility from August 31, 2017 to September 25, 2018; provides for a more favorable pricing structure; and modifies certain provisions relating to acquisitions, mandatory prepayment, and unsecured indebtedness.

“The amended credit facility provides us with the financial flexibility to pursue our strategic long-term goals as we look to grow our businesses,” said C. Mark Hussey, chief financial officer, Huron Consulting Group. “It also allows us to opportunistically diversify our capital structure while improving our credit profile. We are delighted to continue our strong relationship with Bank of America and JPMorgan Chase, and are very pleased with the ongoing support from our syndicate of lenders.”

The Company intends to file a Form 8-K providing additional detail of the amended credit agreement with the Securities and Exchange Commission. When filed, the Form 8-K will be available on the Company’s website at http://ir.huronconsultinggroup.com.

About Huron Consulting Group

Huron Consulting Group helps clients in diverse industries improve performance, reduce costs, leverage technology, process and review large amounts of complex data, address regulatory changes, recover from distress and stimulate growth. Our professionals employ their expertise in administration, management, finance, operations, strategy, business intelligence and technology to provide our clients with specialized analyses and customized advice and solutions that are tailored to address each client’s particular challenges and opportunities to deliver sustainable and measurable results. The Company provides consulting services to a wide variety of both financially sound and distressed organizations, including healthcare organizations, leading academic institutions, Fortune 500 companies, governmental entities and law firms. Huron has worked with more than 95 of the top 100 research universities, more than 400 corporate general counsel, and more than 385 hospitals and academic medical centers. Learn more at www.huronconsultinggroup.com.

Statements in this press release that are not historical in nature, including those concerning the Company’s current expectations about its future requirements and needs, are “forward-looking” statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “provides,” “anticipates,” “assumes,” “can,” “will,” “meets,” “could,” “likely,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates,” “plans” or “continues.” These forward-looking statements reflect our current expectations about our future requirements and needs, results, levels of activity, performance, or achievements, including, without limitation, current expectations with respect to, among other factors, utilization rates, billing rates, and the number of revenue-generating professionals; that we are able to expand our service offerings; that we successfully integrate the businesses we acquire; and that existing market conditions continue to trend upward. These statements involve known and unknown risks, uncertainties and other factors, including, among others, those described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012 that may cause actual results, levels of activity, performance or achievements to be materially different from any anticipated results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. We disclaim any obligation to update or revise any forward-looking statements as a result of new information or future events, or for any other reason.

Media Contact:

Jennifer Frost Hennagir

312-880-3260

jfrost-hennagir@huronconsultinggroup.com

Investor Contact:

C. Mark Hussey

or

Ellen Wong

312-583-8722

investor@huronconsultinggroup.com

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